SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 29, 1997 PROSPECTUS
The following information updates the similar information on the cover of the prospectus:
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
 FUND
 NUMBER
AMERICAN GOLD PORTFOLIO  041
BIOTECHNOLOGY PORTFOLIO  042
ENERGY SERVICE PORTFOLIO  043
HOME FINANCE PORTFOLIO  098
INSURANCE PORTFOLIO  045
RETAILING PORTFOLIO  046
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-36.
Audra Barranco is manager of Chemicals, which she has managed since June 1997. Ms. Barranco joined Fidelity in 1996 as an analyst, after receiving her MBA from Columbia Business School. Previously, she worked as an investment commentary writer and internal wholesaler for Pioneer Funds Distributor from 1992 to 1995.
Jamie Harmon is manager of Biotechnology, which he has managed since June 1997. Since joining Fidelity in 1995, Mr. Harmon has worked as a research associate, analyst and manager. Previously, he was a junior analyst with Essex Investment Management Co., Inc. from 1994 to 1995. Mr. Harmon received a bachelor of arts degree in government from Harvard University in 1994.
John Porter is manager of Multimedia and Software and Computer Services, which he has managed since February 1996 and June 1997, respectively. Mr. Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago. Previously, Mr. Porter was a product engineer for Ford Motor Company from 1991 to 1993.
   Peter Saperstone is manager of Construction and Housing, which he has managed since August 1996, and Air Transportation and Defense and Aerospace, both of which he has managed since July 1997. Mr. Saperstone joined Fidelity as an analyst in August 1995. Previously, he was an equity research analyst at Gabelli & Company, Inc. from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Beso Sikharulidze is manager of Health Care, which he has managed since June 1997. He also manages another Fidelity fund. Mr. Sikharulidze joined Fidelity as an analyst in 1992, after receiving his MBA from Harvard University.
   The short-selling program discussion found on page P-59 of the prospectus incorrectly identifies Fidelity Brokerage Services, Inc. as FSBI instead of FBSI.